UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of Earliest event reported): June 18, 2001

                           Commission File No. 0-29935

                             20/20 WEB DESIGN, INC.
             (Exact name of Registrant as specified in its charter)

                                                    33-0677140
             Nevada, USA                            ----------
      (State of Incorporation)           (IRS Employer Identification No.)

             21800 Oxnard Street Suite 440, Woodland Hills CA 91367
               (Address of principal executive offices)(Zip Code)

Company's telephone number, including area code:  (818) 598-6780
                                                  --------------

                              BentleyTel.com, Inc.
          (Former Name or former address, if changed since last report)

ITEM 1. Changes in Control of Registrant

On June 18, 2001, 20/20 Web Design, Inc. (the "Company") and BentleyTel.com, Inc. ("BentleyTel"), a Nevada corporation, terminated their proposed merger by filing Articles of Termination with the Nevada Secretary of State. As part of the termination of the proposed merger, the Company changed its name back to "20/20 Web Design, Inc."

ITEM 2. Acquisition or Disposition of Assets.

See discussion above in Item 1.

ITEM 5. Other Events and Regulation FD Disclosure.

See discussion above in Item 1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

June 20, 2001                       20/20 WEB DESIGN, INC.
                                    Formerly Known as
                                    BENTLEYTEL.COM, INC.


                                    /s/ Charles Smith
                                    ------------------
                                    Charles Smith, CEO